As Filed With the Securities and Exchange Commission on August 16, 1999

                                                              File No. 333-03013
                                                                   811-7607
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                        POST-EFFECTIVE AMENDMENT NO. 11                      [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]
                               AMENDMENT NO. 12                              [X]

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                          1221 Avenue of the Americas
                           New York, New York 10020
                      -----------------------------------
              (Address of Principal Executive Offices)(Zip Code)

      Registrant's Telephone Number, including Area Code: (800) 548-7786
                                                          --------------

                        Harold J. Schaaff, Jr., Esq.
            Morgan Stanley Dean Witter Investment Management Inc.
            1221 Avenue of the Americas, New York, New York 10020
            -----------------------------------------------------
                   (Name and Address of Agent for Service)

                                  Copy to:

Michael F. Klein, Esq.                          Richard W. Grant, Esq.
Morgan Stanley Dean Witter                      Morgan, Lewis & Bockius LLP
  Investment Management Inc.                    1701 Market Street
1221 Avenue of the Americas                     Philadelphia, PA 19103
New York, NY 10020

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

        ___  immediately upon filing pursuant to paragraph (b) of Rule 485.
        ___  on [date] pursuant to paragraph (b) of Rule 485.
        ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
         X   75 days after filing pursuant to paragraph (a)(2) of Rule 485.
        ---
        ___  on [date] pursuant to paragraph (a) of Rule 485.

--------------------------------------------------------------------------------

 PROSPECTUS                       November [ ], 1999


   A Portfolio of [GRAPHIC APPEARS HERE]

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.





 TARGETED DURATION PORTFOLIO

 Above average total return consistent with reasonable risk.







Investment Adviser

 Miller Anderson & Sherrerd, LLP

Distributor

 Morgan Stanley & Co. Incorporated

 Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. The Targeted Duration Portfolio (the "Portfolio") is one portfolio of the Fund managed by Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), an affiliate of Morgan Stanley Dean Witter Investment Management Inc.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

INVESTMENT SUMMARY

 Targeted Duration Portfolio               1

 Additional Risk Factors and Information   2

INVESTMENT ADVISER                         5

MANAGEMENT FEE                             5

PORTFOLIO MANAGERS                         6

SHAREHOLDER INFORMATION                    7

INVESTMENT SUMMARY

                       TARGETED DURATION PORTFOLIO

The Targeted Duration Portfolio seeks above average total return consistent with reasonable risk.

Approach

The Portfolio invests in a broad range of fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. It may also invest to a limited extent in foreign fixed income securities. All fixed income securities will be rated investment grade at the time of investment. The Adviser will use futures, swaps and other derivatives in managing the Portfolio. The Portfolio intends to approximate the duration of the Merrill Lynch 1-3 Year Government Bond Index (currently 1.7 years).

Process

The Adviser tries to achieve the Portfolio's objectives by allocating its assets among broad fixed income sectors, as well as by selecting attractive individual securities within each of those sectors. The portfolio management team makes both the sector allocation decision and the security selections based on relative value. The Adviser uses U.S. Treasury securities and Treasury futures to try to make the Portfolio's sensitivity to changes in interest rates equal to that of the Merrill Lynch 1-3 Year Government Bond Index. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Risk

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with fixed income securities in the hope of earning above average total return. Market prices of the Portfolio's holdings respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness of individual issuers. Generally, fixed income securities decrease in value as interest rates rise and vice versa. Prices of fixed income securities also generally will fall if an issuer's credit rating declines, and rise if it improves. As a result of this price volatility, there is a risk that you may lose money by investing in the Portfolio. The prices of mortgage securities may be particularly sensitive to changes in interest rates because of the risk that borrowers will become more or less likely to refinance their mortgages. For example, an increase in interest rates generally will reduce prepayments, effectively lengthening the maturity of some mortgage securities, and making them subject to more drastic price movements. Because of prepayment issues, it is not possible to predict the ultimate maturity of mortgage securities.

No performance information is provided because the Targeted Duration Portfolio had not commenced operations as of the date of this Prospectus.

INVESTMENT SUMMARY

                    ADDITIONAL RISK FACTORS AND INFORMATION

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI") which is legally part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Portfolio owns and the markets in which the securities trade. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes.

Derivatives

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

The Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. While the use of derivatives may be advantageous to the Portfolio, if the Adviser is not successful in employing them, the Portfolio's performance may be worse than if it did not make such investments. See the Statement of Additional Information for more about the risks of different types of derivatives.

Fixed income securities

Generally, fixed income securities decrease in value as interest rates rise and vice versa. Certain types of fixed income securities, such as inverse floaters, are designed to respond differently to changes in interest rates. Fixed income securities generally are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The value of a fixed income security typically moves in the opposite direction of prevailing interest rates: if rates rise, the value of a fixed income security falls; if rates fall, the value increases. The maturity and duration of a fixed income instrument also affect the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers. The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher duration.

Foreign investing

Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives and may use certain techniques such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so. The Adviser may use derivatives for other purposes such as gaining exposure to foreign markets.

Mortgage securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

Collateralized Mortgage Obligations ("CMOs") and Stripped Mortgage Backed Securities ("SMBSs") are derivatives based on mortgage securities. Both CMOs and SMBSs are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMOs or SMBSs that the Portfolio holds, these price movements may be significantly greater than that experienced by mortgage-backed securities generally.

Year 2000 risk

The management and distribution services that the Adviser and Morgan Stanley & Co. Incorporated ("Morgan Stanley") provide to the Fund depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolio's investments may be adversely affected.

Temporary defensive investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary purposes. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Portfolio turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs.

INVESTMENT ADVISER

MAS, with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428 provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984. MAS is a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset
management and credit services. As of [      ], 1999, MAS and its
institutional advisory affiliates had approximately $[ ] billion in assets under management or fiduciary advice.

MANAGEMENT FEE

The Adviser is entitled to receive a management fee at an annual percentage of the Portfolio's average daily net assets as follows:

  ASSETS                            FEE
----------------------------------------
  First $500 million               [  ]%
----------------------------------------
  From $500 million to $1 billion  [  ]%
----------------------------------------
  More than $1 billion             [  ]%

However, the Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio will not exceed [ ]% of its average daily assets. For purposes of determining the amount of the voluntary management fee waiver and/or reimbursement, if any, the annual operating expenses of the Portfolio exclude certain investment related expenses such as foreign country tax expense and interest expense on amounts borrowed. As a result, the expense ratio, including these expenses, after fee waivers and/or reimbursements may be higher than [ ]%. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice.

PORTFOLIO MANAGERS
The following individuals have primary day-to-day portfolio management responsibility for the Portfolio:

TARGETED DURATION PORTFOLIO

Michele A. Kreisler and Scott F. Richard

Michele A. Kreisler, Principal, Morgan Stanley Dean Witter and Co. ("MSDW"), joined MAS in 1994. She received her Ph.D. in Finance from The Wharton School of the University of Pennsylvania in 1996. She served as a Fixed Income
Analyst from 1994 to 1995 and as a Portfolio Manager from 1995 to 1998. She joined the management team of the Targeted Duration Portfolio in 1998. Scott F. Richard, Managing Director, MSDW, joined MAS in 1993. He joined the management team for the Targeted Duration Portfolio in 1998. Ms. Kreisler and Mr. Richard have shared primary responsibility for managing the Portfolio since its inception.

                            SHAREHOLDER INFORMATION

Purchasing and selling Fund shares

Shares are offered on each day that the New York Stock Exchange (the "NYSE") is open for business.

The Portfolio offers its shares only to insurance companies for separate accounts they establish to fund variable life insurance and variable annuity contracts and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Portfolio based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (NAV) next determined after the Fund receives the insurance company's purchase order. In some cases, an insurance company's order for Portfolio shares may be executed at the NAV next computed after the order is actually transmitted to the Portfolio. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Portfolio as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day that the Portfolio is open for business.

About net asset value

The net asset value ("NAV") per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to the class, less any liabilities by the total number of outstanding shares of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, fair value prices may be determined in good faith using methods approved by the Board of Directors. The Portfolio may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

Dividends and distributions

The Portfolio distributes its investment income annually as dividends and makes distributions of capital gains, if any, at least annually.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is summarized some important tax issues that affect the Portfolio and its shareholders. The summary is based on current tax laws, which may change.

The Portfolio expects that it will not have to pay income taxes if it distributes all of its income and gains. Net income and realized capital gains that the Portfolio distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

                     WHERE TO FIND ADDITIONAL INFORMATION

Statement of Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional
Information ("SAI"), dated May 1, 1999, as supplemented through      , which
contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports
The Fund publishes annual and semi-annual reports containing additional information about the Portfolio's investments. In the Fund's shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during that period.

For additional Fund information, including information regarding the investments comprising the Portfolio, please call 1-800-281-2715 or contact your insurance company.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at the toll-free number above or your insurance company.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-7607.



[GRAPHIC APPEARS HERE]

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
P.O. Box 2798
Boston, Massachusetts 02208-2798

For information call 1-800-281-2715

                Morgan Stanley Dean Witter Universal Funds, Inc.

                      P.O. Box 2798, Boston, MA 02208-2798

                      STATEMENT OF ADDITIONAL INFORMATION
Morgan Stanley Dean Witter Universal Funds, Inc. (the "Fund") is a no-load, open-end management investment company with diversified and non-diversified series ("Portfolios"). The Fund currently consists of 21 Portfolios offering a broad range of investment choices. Shares of each Portfolio are offered with no sales charge or exchange or redemption fee. This Statement of Additional Information relates to one investment portfolio of the Fund, the Targeted Duration Portfolio (the "Portfolio").

Shares of each Portfolio may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by certain tax-qualified investors. The variable annuity contract and variable life insurance policy holders incur fees and expenses separate from the fees and expenses charged by the Portfolios.

The Fund was incorporated under the laws of the State of Maryland on March 26, 1996. The Fund filed a registration statement with the Securities and Exchange Commission (the "SEC") registering itself as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares under the Securities Act of 1933, as amended (the "1933 Act").

The Portfolios are managed by either Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management" or an "Adviser") or Miller Anderson & Sherrerd, LLP ("MAS" or an "Adviser") thereby making available in a single product the combined strength of these leading investment management firms. The Portfolio is one investment portfolio of the Fund managed by MAS.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus for the Fund's Portfolio(s) (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety. To obtain the Prospectus, please contact the Fund or your insurance company.

Table of Contents                Page
Investment Policies                 2
Investments and Strategies          2
Taxes                              14
Purchase of Shares                 16
Redemption of Shares               16
Investment Limitations             16
Management of the Fund             18
Portfolio Transactions             26
Performance Information            29
General Performance Information    29
General Information                30
Description of Ratings             31

Statement of Additional Information dated November , 1999, relating to the Targeted Duration Portfolio's Prospectus dated November , 1999.

Investment Policies

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in Fixed Income Securities. The Portfolio may invest up to 50% of its assets in MBSs.

Investments and Strategies

This Statement of Additional Information provides additional information about the investment policies and operations of the Portfolio (the "Portfolio").

Investment Strategies

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures & options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in Foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since foreign bonds and foreign equities may be denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Maturity and Duration Management: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed-income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See Value Investing for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed-income securities. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any Fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Mortgage Investing: The Portfolio may invest greater than 50% of its assets, and other Portfolios also may invest, in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Value Investing: One of two primary components of the Adviser's fixed-income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Equity Securities

Equity Securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of Equity Securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of all Equity Securities in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's Equity Securities.

Common Stocks. Common Stocks represent an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Investment Company Securities. Investment Company Securities are securities of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended (the "1940 Act"), generally prohibits an Underlying Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. To the extent the Portfolio invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Portfolio also will bear its proportionate share of the expenses of the purchased investment company in addition to its own expenses.

Fixed Income Securities

Fixed Income Securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed Income Securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and some Fixed Income Securities may have other novel features such as conversion rights. Prices of Fixed Income Securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed income markets. Generally, the values of Fixed Income Securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of outstanding Fixed Income Securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments also will affect the maturity and value of Fixed Income Securities. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, the Portfolio may be forced to reinvest in lower yielding Fixed Income Securities.

The length of time to the final payment, or maturity, of a Fixed Income Security also affects its price volatility. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are subject to greater market fluctuation, especially as a result of changes in interest rates. Traditionally, term to maturity has been used as a barometer of a Fixed Income Security's sensitivity to interest rate changes. However, this measure considers only the time until final payment and takes no account of the pattern of payments prior to maturity. Duration is a more precise measure of the expected life of a Fixed Income Security that combines consideration of yield, coupon, interest payments, final maturity and call features and measures the expected life of a Fixed Income Security on a present value basis. The duration of a Fixed Income Security ordinarily is shorter than its maturity.

Agencies. Agencies are Fixed Income Securities which are not guaranteed by, or backed by the full faith and credit of the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association, or any of several other agencies.

Asset-Backed Securities. Asset-Backed Securities ("Asset-Backeds") are securities collateralized by shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral underlying Asset-Backeds tends to have prepayment rates that usually do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments (on automobile loans and other collateral) will alter the cash flow on Asset-Backeds and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. The maturity of Asset-Backeds will be based on the expected average life of the instrument. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, of foreign branches of U.S. banks (Eurodollars) and of U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of the Prospectus.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other fixed income securities which the Portfolio may purchase.

(2) Commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch).

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6)  Repurchase agreements collateralized by securities listed above; and

Commercial paper refers to short-term fixed income securities with maturities ranging from 2 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Corporates. Corporates are Fixed Income Securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of Equity Securities of the issuer as to both income and assets for the principal and interest due the holder.

Floaters. Floaters are Fixed Income Securities with a rate of interest that varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain Floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain Floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Investment."

While High Yield Securities offer higher yields, they carry a high degree of credit risk and are considered speculative by the major credit rating agencies. High Yield Securities are often issued by smaller, less credit worthy issuers, or by highly leveraged (indebted) issuers that are generally less able than more established or less leveraged issuers to make scheduled payments of interest and principal. In comparison to Investment Grade Securities, the price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuer. The values of High Yield Securities are more volatile and may react with greater sensitivity to market changes.

Inverse Floaters. Inverse floating rate obligations ("Inverse Floaters") are Fixed Income Securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse Floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOs exhibit greater price volatility than the majority of other mortgage-related securities.

Investment Grade Securities. Investment Grade Securities are Fixed Income Securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to Fixed Income Securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular Fixed Income Security. Moreover, market risk also will affect the prices of even the highest rated Fixed Income Securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

Loan Participations and Assignments. Loan Participations are interests in loans or other direct debt instruments ("Loans") relating to amounts owed by a corporate, governmental or other borrower to another party. Loans may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties ("Lenders") and may be fixed rate or floating rate. Loans also may be arranged through private negotiations between an issuer of sovereign debt obligations and Lenders.

The Portfolio's investments in Loans are expected in most instances to be in the form of a participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of an insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of a Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, it is likely that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's securities and calculating its NAV.

Loan Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Loan Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such Loan Participations and Assignments present additional risk of default or loss.

Money Market Instruments. Money Market Instruments are high quality short-term Fixed Income Securities. Money Market Instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and Repurchase Agreements relating to these obligations. Certain Money Market Instruments may be denominated in a foreign currency.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs which at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by its right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds, and as to interest payment, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (to be announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis.

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Advisers look for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers which are rated investment grade at the time of purchase by Moody's or S&P or be deemed by the Advisers to be of comparable investment quality.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Municipals. Municipal securities ("Municipals") are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes and in certain instances, from state and local taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income taxes. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Repurchase Agreements. Repurchase Agreements are transactions in which the Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase Agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase Agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the Repurchase Agreement, and this value is maintained during the term of the agreement. These securities are held by the Portfolio's Custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase Agreements permit the Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Portfolio may pool its daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis with other investment companies advised by the Portfolio's Adviser. By entering into Repurchase Agreements on a joint basis, the Portfolio expects to incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The Portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on the Portfolio's percentage share in the total Repurchase Agreement.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term Fixed Income Securities for temporary defensive purposes. These Temporary Investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; Money Market Instruments; and instruments issued by international development agencies.

U.S. Government Securities. U.S. Government Securities are Fixed Income Securities that are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest. U.S. Government Securities may include securities issued by the U.S. Treasury and securities issued by federal agencies and U.S. Government sponsored instrumentalities.

Yankee Dollar Obligations. Yankee dollar bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of its investment policies.

Zero Coupons. Zero Coupons are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at a discount from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity.

Foreign Investment

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the Equity Securities or Fixed Income Securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Portfolio's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

Brady Bonds. Brady Bonds are Fixed Income Securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Foreign Bonds. Foreign Bonds are Fixed Income Securities issued by a foreign government or a private issuer in a foreign country.

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolio, to the extent it invests in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or may enter into forward contracts to purchase or sell foreign currencies. The Portfolio also may manage its foreign currency transactions using the instruments and techniques described under "Derivatives" below and may purchase and sell foreign currency forward contracts in combination with other derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades. The Portfolio may enter into foreign currency forward contracts in many circumstances. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. However, it may not be practicable to hedge currency risk in all markets, particularly emerging markets.

The term hedging, generally, means that the Portfolio is using a derivative product as a way to reduce or limit risk. For example, the Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar. The Portfolio also may use certain complex hedging techniques. For example, the Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that it is in the best interests of the Portfolio. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid securities or place them into a segregated account in an amount necessary to cover the Portfolio's obligations under such foreign currency forward contracts.

The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Equity Securities. Foreign Equity Securities are Equity Securities of an issuer in a foreign country.

Other Securities and Investment Techniques

Convertible Securities. Convertible Securities are securities that may be exchanged under certain circumstances for a fixed number of shares of Common Stock or other Equity Securities. Convertible Securities generally represent a feature of some other type of security, such as a Fixed Income Security or Preferred Stock, so that, for example, a Convertible Fixed Income Security would be a Fixed Income Security that is convertible into Common Stock. Convertible Securities may be viewed as an investment in the current security or the security into which the Convertible Securities may be exchanged and, therefore, are included in both the definition of Equity Security and Fixed Income Security.

Loans of Portfolio Securities. The Portfolio may lend its investment securities to qualified institutional investors that need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest of the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

Preferred Stocks. Preferred Stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. Preferred Stocks have a preference over Common Stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because Preferred Stocks pay a fixed or variable stream of dividends they have many of the characteristics of a Fixed Income Security and are, therefore, included in both the definition of Equity Security and Fixed Income Security.

Reverse Repurchase Agreements. Under a Reverse Repurchase Agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Short Sales. A short sale is a transaction in which the Portfolio sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and
(ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risk and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Notes. Structured Notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. The Portfolios will use Structured Notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

When-Issued and Delayed Delivery Securities. When-Issued and Delayed Delivery Securities are securities purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment, but will take place no more than 120 days after the trade date. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. When the Portfolio agrees to purchase When-Issued or delayed delivery securities, it will earmark or segregate cash or liquid securities in an amount equal to the Portfolio's commitment to purchase these securities.

Derivatives

The Portfolio is permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objective of the Portfolio. These derivative products may be based upon a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). The Portfolio will not enter into futures to the extent that the Portfolio's outstanding obligations to purchase securities under these contracts, in combination with its outstanding obligations with respect to options, would exceed 50% of its total assets. The Portfolio's investments in foreign currency forward contracts and derivatives used for hedging purposes are not subject to the foregoing limits.

The term hedging, generally, means that the Portfolio is using a derivative product as a way to reduce or limit risk. For example, the Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or the Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolio also may use certain complex hedging techniques. For example, the Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of foreign currency forward contracts or other derivative products for hedging purposes.

The Portfolio may use derivative products under a number of different circumstances to further its investment objectives. For example, a Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. The Portfolio may use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolio also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by the Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid securities or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio will be less favorable than it would have been in these investment techniques had not been used.

Some of the derivative products in which the Portfolios may invest and some of the risks related thereto are described in further detail below.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolio may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use foreign currency forward contracts which are separately discussed under "Foreign Currency Transactions." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default.

In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may use futures contracts, forward contracts and related options are as follows:

The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with change in interest rates. The Portfolio may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes.

Gains and losses on future contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing.

Under rules adopted by the Commodity Futures Trading Commission (the "CFTC"), the Portfolio may, without registering with the CFTC as a Commodity Pool Operator, enter into futures contracts and options thereon for both hedging and non-hedging purposes, provided that not more than 5% of the Portfolio's total assets at the time of entering the transaction are required as margin and option premiums to secure obligations under such contracts relating to non-bona fide hedging activities.

Options. The Portfolio may seek to increase their returns or may hedge their portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

The Portfolio also may write put and call options on investments held in the portfolio, as well as foreign currency options. The Portfolio that has written an option receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Swaps, Caps, Collars and Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other make payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. If the Portfolio enters into a swap transaction it will bear the risk of default, i.e. nonpayment, by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies under the agreements related to the transaction.

Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolio and its shareholders that are not described in the Portfolio's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Portfolio's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative charges or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to the Portfolio separately rather than to the Fund as a whole.

Qualification as a Regulated Investment Company

The Fund intends that the Portfolio qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to security loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, United States Government securities, securities or other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains which are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

In addition to the requirements described above, in order to qualify as a RIC, the Portfolio must distribute at least 90% of the Portfolio's net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, if any, to shareholders. If a Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

The Portfolio may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Portfolio must distribute to satisfy the Distribution Requirement. In some cases, the Portfolio may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

Although the Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

For certain transactions, the Portfolio is required for federal income tax purposes to recognize as gain or loss its net unrealized gains or losses on forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

Short sales engaged in by the Portfolio may reduce the holding period of property held by the Portfolio which is substantially identical to the property sold short. This rule may have the effect of converting capital gains recognized by the Portfolio from long-term to short-term as well as converting capital losses recognized by the Portfolio from short-term to long-term.

The Portfolio will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Portfolio during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Federal Excise Tax

If the Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

Foreign Income Taxes

If the Portfolio invests in foreign securities it may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Portfolio's shareholders. The United States has entered into tax treaties with many foreign countries that may entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Portfolio's assets to be invested within various countries is not known.

If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders would be required to (i) include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the

Portfolio; (ii) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use such share (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). In determining the source and character of distributions received from the Portfolio for purposes of the foreign tax credit limitation rules of the Code, shareholders would, if the Portfolio makes the Foreign Tax Election, be required to treat their pro-rata shares of such foreign taxes and allocable portions of Portfolio distributions as foreign source income.

Purchase of the Shares of the Portfolio

Shares of the Portfolio will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and realized capital gains of Portfolio of the Fund are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

State and Local Tax Considerations

Rules of U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in the Portfolio.

Purchase of Shares

The purchase price of the Portfolio is the net asset value next determined after the order is received. An order received prior to the close of the New York Stock Exchange (the "NYSE") (normally 4:00 pm Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Fund's transfer agent receives payment by check or in Federal Funds prior to the close of the NYSE on such day. Shares of the Fund may be purchased on any day the NYSE is open. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

The Portfolio reserves the right in its sole discretion to suspend the offering of its shares and to reject purchase orders when in the judgment of management such rejection is in the best interest of the Portfolio.

Redemption of Shares

Redemptions. The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

Distributions In Kind. If the Board of Directors determines that it would be detrimental to the best interests of the shareholders of the Portfolio to make a redemption payment wholly in cash, and subject to applicable agreements with life insurance companies and other qualified investors, the Fund may pay a portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently selling shares of those securities.

Investment Limitations

Fundamental Limitations

The Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio of the Fund will not:

(1) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities);

(2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

(3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

(4) (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

(5) issue senior securities and will not borrow, except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities;

(6) underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

(7) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) ABSs will be classified according to the underlying assets securing such securities.

Non-fundamental Limitations

In addition, the Portfolio has adopted non-fundamental investment limitations as stated below. Such limitations may be changed without shareholder approval. The Portfolio of the Fund will not:

(1) sell short (other than "against the box") unless the Portfolio's obligation is covered by unencumbered liquid assets in a segregated account and by collateral held by the lending broker; provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

(2) invest for the purpose of exercising control over management of any company;

(3) invest its assets in securities of any investment company except as may be permitted by the 1940 Act;

(4) invest more than an aggregate or 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities;

(5) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the prospectus) that are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

(6) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; and

(7) borrow money, other than temporarily or for extraordinary or emergency purposes or purchase additional securities when borrowings exceed 5% of total (gross) assets.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Portfolios of the Fund may adopt different limitations.

The investments of life insurance company separate accounts made under variable annuity contracts and variable life insurance policies are subject to state insurance laws and regulations. The Fund and its Portfolios will, when required, comply with investment restrictions imposed under such laws and regulations on life insurance company separate accounts investing in the Portfolios.

In addition, Section 817(h) of the Internal Revenue Code requires that the assets of the Portfolio be adequately diversified so that insurance companies, and not variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. To meet the diversification requirements of regulations issued under Section 817(h), the Portfolio will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The Portfolio must meet the above diversification requirements within 30 days of the end of each calendar quarter.

Management Of The Fund

Officers and Directors

The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by the Advisers or their affiliates. Two Directors and all of the officers of the Fund are directors, officers or employees of the Fund's advisers, distributor or administrators. The other Directors have no affiliation with the Fund's advisers, distributor or administrators. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below:

     Name, Address and
       Date of Birth              Position with Fund          Principal Occupation During Past Five Years
     -----------------       ----------------------------     -------------------------------------------
Barton M. Biggs*             Chairman and Director         Chairman, Director and Managing Director of Morgan
Morgan Stanley Dean Witter                                 Stanley Dean Witter Investment Management Inc. and
Investment Management                                      Morgan Stanley Dean Witter Investment Management
1221 Avenue of the Americas                                Limited; Managing Director of Morgan Stanley & Co.
New York, NY 10020                                         Incorporated; Director of Rand McNally Company;
11/26/32                                                   Member of the Yale Development Board; Chairman and
                                                           Director of various U.S. registered investment
                                                           companies managed by Morgan Stanley Dean Witter
                                                           Investment Management Inc.

Michael F. Klein*            Director and President        Principal of Morgan Stanley & Co. Incorporated and
Morgan Stanley Dean Witter                                 Morgan Stanley Dean Witter Investment Management
Investment Management                                      Inc.; President and Officer of various U.S.
1221 Avenue of the Americas                                registered investment companies managed by Morgan
New York, NY 10020                                         Stanley Dean Witter Investment Management Inc.
12/12/58                                                   Previously practiced law with the New York law
                                                           firm of Rogers & Wells.

John D. Barrett, II          Director                      Chairman and Director of Barrett Associates, Inc.
Barrett Associates Inc.                                    (investment counseling); Director of the Ashforth
521 Fifth Avenue                                           Company (real estate); Director of Morgan Stanley
New York, NY 10135                                         Dean Witter Institutional Fund, Inc. and Morgan
8/21/35                                                    Stanley Dean Witter Strategic Adviser Fund, Inc.
Gerard E. Jones              Director                      Partner in Richards & O'Neil LLP (law firm);
Richards & O'Neil LLP                                      Director of Morgan Stanley Dean Witter
43 Arch Street                                             Institutional Fund, Inc. and Morgan Stanley Dean
Greenwich, CT 06830                                        Witter Strategic Adviser Fund, Inc.
1/23/37

Andrew McNally IV            Director                      Director of Mercury Finance (consumer finance);
333 North Michigan                                         Zenith Electronics, Hubbell, Inc. (industrial
Avenue, Suite 501                                          electronics); Director of Morgan Stanley Dean
Chicago, IL 60601                                          Witter Institutional Fund, Inc. and Morgan Stanley
11/11/39                                                   Dean Witter Strategic Adviser Fund, Inc.; Formerly
                                                           Chairman and Chief Executive Officer of Rand
                                                           McNally & Company (publishing).

Samuel T. Reeves             Director                      President, Pinnacle Trading L.L.C. (investments);
8211 North Fresno Street                                   Director of Morgan Stanley Dean Witter
Fresno, CA 93720                                           Institutional Fund, Inc. and Morgan Stanley Dean
7/28/34                                                    Witter Strategic Adviser Fund, Inc. and Morgan
                                                           Stanley India Investment Fund, Inc.

Fergus Reid                  Director                      Chairman and Chief Executive Officer of LumeLite
85 Charles Colman Blvd                                     Plastics Corporation (injection molding); Trustee
Pawling, NY 12564                                          and Director of Vista Mutual Fund Group; Director
8/12/32                                                    of Morgan Stanley Dean Witter Institutional Fund,
                                                           Inc. and Morgan Stanley Dean Witter Strategic
                                                           Adviser Fund, Inc.

Frederick O. Robertshaw      Director                      Of Counsel, Copple, Chamberlin & Boehm, P.C.;
2025 North Third Street                                    Formerly, of Counsel, Bryan, Cave LLP (law firms);
Suite 300                                                  Director of Morgan Stanley Dean Witter
Phoenix, AZ 85004                                          Institutional Fund, Inc. and Morgan Stanley Dean
1/24/34                                                    Witter Strategic Adviser Fund, Inc.

     Name, Address and
       Date of Birth             Position with Fund       Principal Occupation During Past Five Years
     -----------------       --------------------------   -------------------------------------------

Harold J. Schaaff, Jr.       Vice President             Principal of Morgan Stanley & Co. Incorporated
Morgan Stanley Dean Witter                              and Morgan Stanley Dean Witter Investment
Investment Management                                   Management Inc.; General Counsel and Secretary
1221 Avenue of the Americas                             of Morgan Stanley Dean Witter Investment
New York, NY 10020                                      Management Inc.; Vice President of various U.S.
6/10/60                                                 registered investment companies managed by
                                                        Morgan Stanley Dean Witter Investment Management
                                                        Inc.

Joseph P. Stadler            Vice President             Principal of Morgan Stanley & Co. Incorporated
Morgan Stanley Dean Witter                              and Morgan Stanley Dean Witter Investment
Investment Management                                   Management Inc.; Previously with Price
1221 Avenue of the Americas                             Waterhouse LLP (now PricewaterhouseCoopers LLP)
New York, NY 10020                                      (accounting); Vice President of various U.S.
6/7/54                                                  registered investment companies managed by
                                                        Morgan Stanley Dean Witter Investment Management
                                                        Inc.
Richard J. Shoch             Vice President             Vice President of Morgan Stanley Dean Witter &
Miller Anderson & Sherrerd,                             Co.; Fund Administration Manager, Miller
LLP                                                     Anderson & Sherrerd, LLP; Secretary of MAS
One Tower Bridge                                        Funds; formerly Fund Legal Administrator and
West Conshohocken, PA 19428                             then Counsel, Vice President and Assistant
10/28/66                                                Secretary, SEI Corporation.

Stefanie V. Chang            Vice President             Vice President of Morgan Stanley & Co.
Morgan Stanley Dean Witter                              Incorporated and Morgan Stanley Dean Witter
Investment Management                                   Investment Management Inc.; Vice President of
1221 Avenue of the Americas                             various U.S. registered investment companies
New York, NY 10020                                      managed by Morgan Stanley Dean Witter Investment
11/30/66                                                Management Inc. Previously practiced law with
                                                        the New York law firm of Rogers & Wells.

Mary E. Mullin               Secretary                  Vice President of Morgan Stanley & Co.
Morgan Stanley Dean Witter                              Incorporated and Morgan Stanley Dean Witter
Investment Management Inc.                              Investment Management Inc.; Secretary of various
1221 Avenue of the Americas                             U.S. registered investment companies managed by
New York, NY 10020                                      Morgan Stanley Dean Witter Investment Mangement
3/22/67                                                 Inc. Previously practiced law with the New York
                                                        law firms of McDermott, Will & Emery and
                                                        Skadden, Arps, Slate, Meagher & Flom LLP.

James A. Gallo               Vice President             Vice President of Morgan Stanley Dean Witter &
Miller Anderson & Sherrerd,                             Co.; Head of Fund Administration, Miller
LLP                                                     Anderson & Sherrerd, LLP; Vice President and
One Tower Bridge                                        Treasurer MAS Funds; formerly Manager, Internal
West Conshohocken, PA 19428                             Accounting and then Vice President and Director
6/18/64                                                 of Investment Accounting, PFPC, Inc.

Karl O. Hartmann             Assistant Secretary        Senior Vice President, Secretary and General
Chase Global Funds Services                             Counsel of Chase Global Funds Services Company;
Company                                                 Previously President, Secretary and General
73 Tremont Street                                       Counsel, Leland, O'Brien, Rubinstein Associates,
Boston, MA 02108-3913                                   Inc. (investments).
3/7/55

Belinda A. Brady             Assistant Treasurer        Fund Administration Manager, Chase Global Funds
Chase Global Funds Services                             Services Company; Assistant Treasurer of various
Company                                                 U.S. registered investment companies managed by
73 Tremont Street                                       Morgan Stanley Dean Witter Investment Management
Boston, MA 02108-3913                                   Inc. Previously was senior auditor at Price
1/23/68                                                 Waterhouse LLP (now PricewaterhouseCoopers LLP).

-------
* "Interested Person" within the meaning of the 1940 Act.

Remuneration of Directors and Officers

Members of the Board of Directors who are not "interested persons" within the meaning of the 1940 Act ("Non-interested Directors") receive compensation from the Fund and from other investment companies advised by MSDW Investment Management or MAS (or by affiliated companies) (the Fund and such other investment companies are referred to as the "Fund Complex"). The open-end investment companies in the Fund Complex pay each of the Noninterested Directors an annual aggregate compensation of $65,000, plus out-of-pocket expenses, and pay each of the Noninterested Directors on the Board Audit Committees additional annual aggregate compensation of $10,000 for serving on such committees. The aggregate of such compensation for each Noninterested Director is allocated among the open-end investment companies in direct proportion to their respective average annual net assets. For the fiscal year ended December 31, 1998, the Fund paid approximately $8,655 in Directors fees and expenses. Column (2) in the following table sets forth the portions of the annual aggregate compensation paid by the Fund to each Director for serving as a Director of the Fund for the fiscal year ended December 31, 1998. Column (5) in the table sets forth aggregate compensation paid by the Fund and Fund Complex to each Director during the fiscal year ended December 31, 1998. Compensation amounts do not include reimbursements of out-of-pocket expenses. Directors who are officers or otherwise "interested persons" receive no remuneration for their services as Directors. Directors and Officers of the Fund do not own shares of the Fund.

Compensation Table

                                                                       (5)
                                                                      Total
                                             (3)           (4)     Compensation
                                          Pension or    Estimated   From Fund
                              (2)         Retirement      Annual     and Fund
                           Aggregate   Benefits Accrued  Benefits    Complex
        (1)               Compensation as Part of Fund     Upon      Paid to
  Name of Director         From Fund       Expenses     Retirement  Directors
  ----------------        ------------ ---------------- ---------- ------------
Barton M. Biggs              $   0           $ 0           $ 0       $     0
Michael F. Klein                 0             0             0             0
John D. Barrett, II(a)       1,340             0             0        65,000(c)
Gerard E. Jones(a)           1,340             0             0        72,100(c)(d)
Andrew McNally, IV(a)(b)     1,545             0             0        81,808(c)
Samuel T. Reeves(a)(b)       1,545             0             0        95,078(c)
Fergus Reid(a)               1,340             0             0       107,774(c)(d)
Frederick O.                 1,545             0             0        75,000(c)
Robertshaw(a)(b)

-------
(a) Of the amounts payable to Messrs. Barrett, Jones, McNally, Reeves, Reid and Robertshaw, nothing was deferred pursuant to the Fund's deferred compensation plan in the fiscal year ended December 31, 1998.
(b) Member of Audit Committee of the Board of Directors of the Fund.
(c) Number of other investment companies in Fund Complex from whom Director received compensation: Mr. Barrett--2; Mr. Jones--3; Mr. McNally--2; Mr. Reeves--3; Mr. Reid--3; Mr. Robertshaw--2.
(d) Includes amounts paid for service as Director of a closed-end investment company in the Fund Complex, in addition to amounts paid by the open-end investment companies.

The Fund maintains an unfunded Deferred Compensation Plan which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for attending meetings of the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Director. Distributions generally are in the form of equal annual installments over a period of five years beginning on the first day of the year following the year in which the Director's service terminates, except that the Board of Directors, in its sole discretion, may accelerate or extend such distribution. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Director and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Investment Advisory, Sub-Advisory And Administrative Agreements

MSDW Investment Management is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The principal offices of MSDW are located at 1585 Broadway, New York, N.Y. 10036 and the principal offices of MSDW Investment Management are located at 1221 Avenue of the Americas, New York, N.Y. 10020. Miller Anderson & Sherrerd, LLP ("MAS"), with principal offices located at One Tower Bridge, West Conshohocken, Pennsylvania 19428, is also a subsidiary of MSDW.

Pursuant to an investment advisory agreement, MSDW Investment Management and MAS receive compensation for providing investment advisory services in the amounts described below.

Advisory Fees

The following table shows the advisory fee paid by the Portfolios for each of the past three fiscal years.

MSDW Investment Management Advised Portfolios:*

                                                               Advisory Fee Paid (000)
                         ---------------------------------------------------------------------------------------------------
                                    Year Ended                       Year Ended                        Year Ended
                                   December 31,                     December 31,                      December 31,
Portfolio                              1998                             1997                              1996
---------                -------------------------------- --------------------------------- --------------------------------
Equity Growth Portfolio  $26 (net of fee waivers of $136) $0/1/  (net of fee waivers of $30               N/A
                                                                 and reimbursements of $36)
U.S. Real Estate         $24  (net of fee waivers of $92) $0/2/  (net of fee waivers of $49               N/A
 Portfolio                                                       and reimbursements of $26)
Emerging Markets Debt    $74 (net of fee waivers of $143) $8/3/ (net of fee waivers of $63)               N/A
 Portfolio
Global Equity Portfolio  $95 (net of fee waivers of $141) $0/1/  (net of fee waivers of $62               N/A
                                                                 and reimbursements of $37)
International Magnum     $51 (net of fee waivers of $220) $0/1/ (net of fee waivers of $116               N/A
 Portfolio                                                      and reimbursements of $119)
Emerging Markets Equity   $0  (net of fee waivers of $447    $0 (net of fee waivers of $279 $0/4/ (net of fee waivers of $32
 Portfolio                     and reimbursements of $87)       and reimbursements of $240)       and reimbursements of $82)
Asian Equity Portfolio    $0   (net of fee waivers of $93 $0/2/  (net of fee waivers of $68               N/A
                               and reimbursements of $91)        and reimbursements of $81)

-------
* The Money Market, Latin American, Active International Allocation and Technology Portfolios were not operational in the fiscal years ended December 31, 1998, 1997 and 1996. Consequently, no advisory fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.
/2/For the period from March 3, 1997 to December 31, 1997.
/3/For the period from June 16, 1997 to December 31, 1997.
/4/For the period from October 1, 1996 to December 31, 1996.

MAS Advised Portfolios:**

                                                    Advisory Fee Paid (000)
                         -----------------------------------------------------------------------------
                                   Year Ended                       Year Ended             Year Ended
                                  December 31,                     December 31,           December 31,
Portfolio                             1998                             1997                   1996
---------                ------------------------------- -------------------------------- ------------
Fixed Income Portfolio   $17 (net of fee waivers of $93) $0/1/ (net of fee waivers of $38     N/A
                                                               and reimbursements of $58)
High Yield Portfolio     $34 (net of fee waivers of $77) $0/1/ (net of fee waivers of $49     N/A
                                                               and reimbursements of $36)
Value Portfolio          $14 (net of fee waivers of $86) $0/1/ (net of fee waivers of $38     N/A
                                                               and reimbursements of $32)
Mid Cap Value Portfolio  $44 (net of fee waivers of $99) $0/1/ (net of fee waivers of $47     N/A
                                                               and reimbursements of $22)

-------
** The Balanced, Core Equity, International Fixed Income, Mid Cap Growth,
   Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal years ended December 31, 1998, 1997 and 1996. Consequently, no advisory fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.

Sub-Advisory Fees

Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), with principal offices at Two World Trade Center, New York, New York 10048, serves as the investment sub-adviser to the Money Market Portfolio pursuant to an investment sub-advisory agreement with MSDW Investment Management. As compensation for managing the day-to-day investments of the Money Market Portfolio, MSDW Investment Management pays MSDW Advisors 40% of the investment advisory fee that MSDW Investment Management receives from this Portfolio.

Administration Fees

Pursuant to separate Administration Agreements with the Fund, MSDW Investment Management and MAS provide administrative services to MSDW Investment Management Advised Portfolios and MAS Advised Portfolios, respectively. For its services under the Administration agreement, the Fund pays each Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio managed by that Adviser.

Under a Sub-Administration Agreement between each Adviser and Chase Global Funds Services Company ("Chase Global"), a corporate affiliate of The Chase Manhattan Bank, Chase Global provides certain administrative services to the Fund. Chase Global's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank (ECB).

The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Year 2000

The management and distribution services provided to the Fund by the Advisers, MSDW Advisors and Morgan Stanley & Co. Incorporated ("'Morgan Stanley") depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers, MSDW Advisors and Morgan Stanley have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers, MSDW Advisors and Morgan Stanley are monitoring their remedial efforts, however, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Portfolios invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Portfolios' investments may be adversely affected.

Distribution of Fund Shares

Under a Distribution Agreement with the Fund, Morgan Stanley, a subsidiary of MSDW, serves as exclusive distributor of the Portfolio and sells shares of the Portfolio on the terms described in the Fund's Prospectus.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-I of the 1940 Act which incorporates the Code of Ethics of each Adviser (together, the "Codes"). The Codes restrict the personal investing activities of all employees of each Adviser and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

The Codes require that all employees of each Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities.

In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

Principal Holders of Securiites

As of July 31, 1999, the following persons were beneficial owners of 5% or more of the outstanding shares of the following Portfolios:

                                                                             Percent of
                                                                             Outstanding
        Portfolio        Name of Beneficial Owner                              Shares
        ---------        ------------------------                            -----------
 Fixed Income Portfolio  Allmerica Financial Life                                 41%
                         Insurance & Annuity Company*/1/
                         440 Lincoln St., S-310
                         Worcester, MA 01653

                         General American Life Insurance Company*                 21%
                         700 Market Street
                         St. Louis, MO 63101

                         Transamerica Life Insurance and Annuity Company*          9%
                         Separate Account VA6
                         401 North Tryon Street
                         Charlotte, NC 28210

                         ICMG Registered Variable Life*                            8%
                         Separate Account
                         PO Box 2999
                         Hartford, CT 06104

                         Annuity Investors Life Insurance Company*                 7%
                         PO Box 5423
                         Cincinnati, OH 45201

                         American General Life Insurance Company*                  6%
                         PO Box 1591
                         Houston, TX 77251

 High Yield Portfolio    Hartford Life & Annuity Insurance Company*/2/            38%
                         Separate Account Three
                         PO Box 2999
                         Hartford, CT 06104

                         American General Life Insurance Company*                 18%
                         PO Box 1591
                         Houston, TX 77251

                         Integrity Life Insurance Company*                        18%
                         515 West Market Street
                         Louisville, KY 40202

                         National Integrity Life Insurance Company*                9%
                         515 West Market Street
                         Louisville, KY 40202

                         Transamerica Life Insurance and Annuity Company*          9%
                         Separate Account VA6
                         401 North Tryon Street
                         Charlotte, NC 28210

 Equity Growth Portfolio Northbrook Life Insurance Company*/3/                    48%
                         3100 Sanders Road
                         Northbrook, IL 60062

                         American General Life Insurance Company*                 24%
                         PO Box 1591
                         Houston, TX 77251

                                                                    Percent of
                                                                    Outstanding
   Portfolio     Name of Beneficial Owner                             Shares
   ---------     ------------------------                           -----------

                 AIG Life Insurance Company*                             12%
                 1 Alico Plaza
                 Wilmington, DE 19801

                 Signature IIA*                                           6%
                 c/o Life Insurance Strategies
                 1610 Des Peres Road, Suite 370
                 Saint Louis, MO 63131

                 General American Life Insurance Company*                 6%
                 700 Market Street
                 St. Louis, MO 63101

Value Portfolio  American General Life Insurance Company*/4/             43%
                 PO Box 1591
                 Houston, TX 77251

                 AIG Life Insurance Company*                             22%
                 1 Alico Plaza
                 Wilmington, DE 19801

                 The Travelers Insurance Company*                        13%
                 One Tower Square
                 Hartford, CT 06183

                 General American Life Insurance Company*                10%
                 700 Market Street
                 St. Louis, MO 63101

Mid Cap Value    American General Life Insurance Company*/4/             46%
 Portfolio       PO Box 1591
                 Houston, TX 77251

                 Hartford Life & Annuity Insurance Company*/2/           33%
                 Separate Account Three
                 P.O. Box 2999
                 Hartford, CT 06104

                 The Travelers Insurance Company*                        12%
                 One Tower Square
                 Hartford, CT 06183

U.S. Real        Northbrook Life Insurance Company*/3/                   29%
 Estate          3100 Sanders Road
 Portfolio       Northbrook, IL 60062

                 Ameritas Variable Life Insurance Company*               24%
                 Separate Account VA-2
                 P.O. Box 82550
                 Lincoln, NE 68501

                 Integrity Life Insurance Company*                       14%
                 515 West Market Street
                 Louisville, KY 40202

                 CIGNA Corporate Insurance*                               9%
                 PO Box 2975
                 Hartford, CT 06104

                 Annuity Investors Life Insurance Company*                9%
                 PO Box 5423
                 Cincinnati, OH 45201

                 Ameritas Variable Life Insurance Company*                5%
                 Separate Account V
                 P.O. Box 82550
                 Lincoln, NE 68501

                                                                   Percent of
                                                                   Outstanding
  Portfolio    Name of Beneficial Owner                              Shares
  ---------    ------------------------                            -----------

               National Integrity Life Insurance Company*                5%
               515 West Market Street
               Louisville, KY 40202

Global Equity  Fidelity Investments Life Insurance Company*/5/          37%
 Portfolio     82 Devonshire Street, R258
               Boston, MA 02109

               Ameritas Variable Life Insurance Company*                22%
               Separate Account VA-2
               P.O. Box 82550
               Lincoln, NE 68501

               American General Life Insurance Company*                 19%
               P.O. Box 1591
               Houston, TX 77251

               The Travelers Insurance Company*                          8%
               One Tower Square
               Hartford, CT 06183

               Ameritas Variable Life Insurance Company*                 5%
               P.O. Box 82550
               Lincoln, NE 68501

International  Fidelity Investments Life Insurance Company*             22%
 Magnum        82 Devonshire Street, R258
 Portfolio     Boston, MA 02109

               General American Life Insurance Company*                 21%
               700 Market Street
               St. Louis, MO 63101

               American General Life Insurance Company*                 19%
               P.O. Box 1591
               Houston, TX 77251

               Ameritas Variable Life Insurance Company*                13%
               P.O. Box 82550
               Lincoln, NE 68501

               Northbrook Life Insurance Company*                       12%
               3100 Sanders Road
               Northbrook, IL 60062

Emerging       Fidelity Investments Life Insurance Company*/5/          28%
 Markets       82 Devonshire Street, R258
 Equity        Boston, MA 02109
 Portfolio

               New York Life Insurance and Annuity                      27%
               Corporation*/6/
               300 Interpace Parkway
               Parsippany, NJ 07054

               Northbrook Life Insurance Company*                       11%
               3100 Sanders Road
               Northbrook, IL 60062

               Ameritas Variable Life Insurance Company*                 7%
               P.O. Box 82550
               Lincoln, NE 68501

               Empire Fidelity Investments Life Insurance Company*       6%
               200 Liberty Street
               One Financial Center
               New York, NY 10281

                                                                  Percent of
                                                                  Outstanding
  Portfolio    Name of Beneficial Owner                             Shares
  ---------    ------------------------                           -----------

               Penn Mutual Life Insurance Company*                      5%
               Variable Annuity Account 03
               Independence Square
               Philadelphia, PA 19172

Asian Equity   Morgan Stanley Dean Witter & Co./7/                     37%
 Portfolio     1585 Broadway
               New York, NY 10036

               Ameritas Variable Life Insurance Company*               22%
               P.O. Box 82550
               Lincoln, NE 68501

               Integrity Life Insurance Company*                       21%
               515 West Market Street
               Louisville, KY 40202

               National Integrity Life Insurance Company*              10%
               515 West Market Street
               Louisville, KY 40202

               American General Life Insurance Company*                 6%
               P.O. Box 1591
               Houston, TX 77251

Emerging       Nationwide Life Insurance Company*/8/                   29%
 Markets Debt  P.O. Box 182029
 Portfolio     Columbus, OH 43218

               Nationwide Life Insurance Company*                      18%
               P.O. Box 182029
               Columbus, OH 43218

               Morgan Stanley Dean Witter & Co.                        18%
               1585 Broadway
               New York, NY 10036

               Integrity Life Insurance Company*                       13%
               515 West Market Street
               Louisville, KY 40202

               Fidelity Investments Life Insurance Company*             9%
               82 Devonshire Street, R258
               Boston, MA 02109

Money Market   AIG Life Insurance Co.*/9/                             100%
 Portfolio     1 Alico Plaza
               Wilmington, DE 19801

-------

* Shares of the Portfolio are sold to insurance companies for their variable annuity contracts and variable life insurance policies.
1 Allmerica Financial Life Insurance & Annuity Company's state of incorporation is Massachusetts.
2 Hartford Life & Annuity Insurance Company's parent company is The Hartford
  Financial Services Group and its state of incorporation is Connecticut.
3 Northbrook Life Insurance Company's parent company is Allstate Life Insurance
  Company and its state of incorporation is Arizona.
4 American General Life Insurance Company's parent company is American General
  Corporation and its state of incorporation is Texas.
5 Fidelity Investments Life Insurance Company's parent company is FMR
  Corporation and its state of incorporation is Utah.
6 New York Life Insurance and Annuity Corporation's parent company is New York
  Life Insurance company and its state of incorporation is Delaware.
7 Morgan Stanley Dean Witter & Co.'s state of incorporation is Delaware.
8 Nationwide Life Insurance Company's parent company is Nationwide Financial
  Services, Inc. and its state of incorporation is Ohio.
9 AIG Life Insurance Company's parent company is American International Group and its state of incorporation is Delaware.

As currently required under law, the insurance companies vote their shares of the Portfolios in accordance with instructions received from their variable annuity contract and variable life insurance policy owners. MSDW will vote the shares of each Portfolio that it owns in the same proportions as shares of the Portfolio are voted by the insurance companies. Accordingly, neither MSDW nor the insurance companies are deemed to be in control of the Portfolios.

Portfolio Transactions

The policy of the Fund regarding purchase and sales of securities for the Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or Adviser. The Adviser may pay broker-dealers (other than their affiliates) higher commissions than another broker-dealer may have charged on the Fund's brokerage transactions in recognition of research services. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminal and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions.

The information and services received by the Adviser from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying decrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fees paid to an Adviser is not reduced by any amount that may be attributable to the value of such services.

In over-the-counter transactions, orders are placed directly with a principal market-maker and such purchases normally include a mark-up over the bid to the broker-dealer based on the spread between the bid and the asked price for the security.

Portfolio securities will not be purchased from, or through, or sold to or through, the Adviser or MSDW or any of its affiliates when such entities are acting as principals, except to the extent permitted by law.

Brokerage Fees

The following table shows the brokerage commissions paid by the Portfolios to Morgan Stanley and its affiliates for the fiscal years ended December 31, 1998.

                                Brokerage Commissions Paid During
                               Fiscal Year Ended December 31, 1998
                         ------------------------------------------------
                                      Commissions Paid to Morgan Stanley
                                     ------------------------------------
                                                              Percent of
                            Total                Percent of     Total
                         Commissions    Total       Total      Brokered
   Portfolio*               Paid     Commissions Commissions Transactions
   ----------            ----------- ----------- ----------- ------------
Global Equity            $ 90,498.00 $11,900.00     13.15%      13.95%
International Magnum       92,226.00   8,842.00      9.58        9.01
Emerging Markets Equity   221,754.00   8,780.00      3.96        3.19
Asian Equity              106,953.00   3,438.00      3.21        4.05

-------
* The Fixed Income, High Yield, Equity Growth, Value, Mid Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios did not pay any commissions to affiliated brokers for the fiscal year ended December 31, 1998. The Money Market, Latin American, Active International Allocation, Technology, Balanced, Core Equity, International Fixed Income, Mid Cap Growth, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 1998, and consequently, no brokerage fees were paid by these Portfolios.

The following table shows the brokerage commissions paid by the Portfolios to Morgan Stanley and its affiliates for the fiscal years ended December 31, 1997.

                                Brokerage Commissions Paid During
                               Fiscal Year Ended December 31, 1997
                         ---------------------------------------------------
                                         Commissions Paid to Morgan Stanley
                                        ------------------------------------
                                                                 Percent of
                            Total                   Percent of     Total
                         Commissions       Total       Total      Brokered
   Portfolio*               Paid        Commissions Commissions Transactions
   ----------            -----------    ----------- ----------- ------------
Fixed Income             $    143.75/1/  $       0        0%           0%
Equity Growth              24,660.00/1/      24.00     0.10         0.15
Global Equity              27,665.00/1/   2,406.00     8.70         7.25
International Magnum       48,111.00/1/     221.00     0.46         0.29
Emerging Markets Equity   170,785.00      7,454.00     4.37         3.86
Asian Equity              164,416.00      1,698.00     1.03         1.87

-------

* The High Yield, Value and Mid Cap Value Portfolios did not pay any commissions to affiliated brokers for the period from January 2, 1997 to December 31, 1997. The U.S. Real Estate Portfolio did not pay any commissions to affiliated brokers for the period from March 3, 1997 to December 31, 1997. The Emerging Markets Debt Portfolio did not pay any commissions to affiliated brokers for the period from June 16, 1997 to December 31, 1997. The Money Market, Latin American, Active International Allocation, Technology, Balanced, Core Equity, International Fixed Income, Mid Cap Growth, Multi-Asset-Class and Targeted Duration Portfolios were not operational in the fiscal year ended December 31, 1997, and consequently, no brokerage fees were paid by these Portfolios.
/1/For the period from January 2, 1997 to December 31, 1997.

The following table shows the brokerage commissions paid by the Emerging Markets Equity Portfolio to Morgan Stanley and its affiliates for the period from October 1, 1996 (commencement of operations) through December 31, 1996.

                          Brokerage Commissions Paid for the Period from October 1, 1996
                              (commencement of operations) Through December 31, 1996
                         ----------------------------------------------------------------
                                                Commissions Paid to Morgan Stanley
                                         ------------------------------------------------
                                                                            Percent of
                              Total                        Percent of         Total
                           Commissions        Total           Total          Brokered
   Portfolio*                 Paid         Commissions     Commissions     Transactions
   ----------            ------------------------------- --------------- ----------------
Emerging Markets Equity       $42,941.00        $26.00           0.06%             0%

-------
* The Emerging Markets Equity Portfolio was the only Portfolio operational in the fiscal year ended December 31, 1996.

Directed Brokerage. During the fiscal year ended December 31, 1998, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                           Brokerage Commissions in     Aggregate Dollar Amount of
                           Connection with Research    Transactions for Which Such
                         Services Provided for Fiscal   Commissions were Paid for
                           Year Ended December 31,    Fiscal Year Ended December 31,
    Portfolio                        1998                          1998
    ---------            ---------------------------- ------------------------------
Equity Growth Portfolio            $ 76,835                    $ 64,149,719
Asian Equity Portfolio             $ 35,930                    $  8,264,690
Emerging Markets Equity
 Portfolio                         $221,981                    $ 65,707,126
U.S. Real Estate
 Portfolio                         $ 64,188                    $ 26,679,693
Emerging Markets Debt
 Portfolio                         $      0                    $          0
Global Equity Portfolio            $ 87,342                    $ 32,064,291
International Magnum
 Portfolio                         $ 86,762                    $ 37,886,905
Value Portfolio                    $ 23,125                    $ 15,870,713
Fixed Income Portfolio             $  3,864                    $290,417,368
Mid Cap Value Portfolio            $ 78,285                    $ 60,144,010
High Yield Portfolio               $     69                    $ 31,408,319

Portfolio Turnover

The Portfolio generally does not invest for short-term trading purposes, however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolio to pay correspondingly increased brokerage and trading costs.

Performance Information

Performance figures for the Portfolio may be quoted from time to time to illustrate their past performance.

Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be quoted but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

Total return on an investment in the Portfolio may be advertised from time to time. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- , and 10-year periods (or over the life of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10-year period (or over the life of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis.

These total returns are calculated according to the following formula:

P(1 + T)n = ERV

where:
P=a hypothetical initial payment of $1,000
T=average annual total return
n=number of years
ERV= ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

General Performance Information

The Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze the Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, the investment performance of the Portfolio may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, Morningstar, Inc. may be quoted in advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Performance of these capital markets may be used in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. The Portfolio may also compare its performance to that of other compilations or indices that may be developed and made available in the future.

Advertisements may include charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives.

Advertisements may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax- deferred and taxable investments). In addition, advertisements and sales materials relating to the Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by MSDW Investment Management and MAS; and the portfolio managers' goals, strategies and investment techniques.

Advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. Discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries, may be included in advertisements. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolio's shareholder reports (including the investment composition of the Portfolio), as well as the views of MSDW Investment Management and MAS as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolio's advertisements may quote various measures of volatility and benchmark correlation and the measures may be compared to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Portfolio may also advertise their current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principal of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

General Information

Description of Shares and Voting Rights

The Fund's Articles of Incorporation permit the Directors to issue 11 billion shares of common stock, par value $.001 per share, from an unlimited number of classes ("Portfolios") of shares. Currently the Fund consists of shares of 21 Portfolios.

The shares of each Portfolio of the Fund are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see discussion under "Taxes" in this Statement of Additional Information). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted. Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically received in additional shares of such class of that Portfolio of the Fund at the net asset value as of the business day following the record date. This automatic reinvestment of dividends and distributions will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

Custody Arrangements

Chase serves as the Custodian of the assets of the Portfolios. Chase is not an affiliate of either of the Advisers or the Distributor. In maintaining custody of foreign assets held outside the United States, Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

Prior to October 1, 1998, Morgan Stanley Trust Company acted as the Fund's custodian for foreign assets held outside the United States. MSTC, an affiliate of MSDW, received custody fees of $369,055 for the period from January 1, 1998 through September 30, 1998.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Legal Matters

Morgan, Lewis & Bockius LLP serves as legal counsel to the Fund.

Description of Ratings

Description of Commercial Paper Ratings

Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-l--best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2--high quality with margins of protection ample although not so large as in the preceding group; MIG-3--favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Description of Moody's Highest Commercial Paper Rating: Prime-1 ("P1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

Excerpt From S&P's Rating of Municipal Note Issues: SP-1+ --very strong capacity to pay principal and interest; SP-2--strong capacity to pay principal and interest.

Description of S&P's Highest Commercial Paper Ratings: A-1+ --this designation indicates the degree of safety regarding timely payment is overwhelming. A-1-- this designation indicates the degree of safety regarding timely payment is very strong.

Description of Moody's Corporate Bond Ratings:

AAA--Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C--Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA--Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B--Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC--Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C.  OTHER INFORMATION

Item 23.  Exhibits

         (a) (1)    Articles of Incorporation are incorporated by reference to
                    Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

             (2) Articles of Amendment to Articles of Incorporation (changing "Growth Portfolio" to "Equity Growth Portfolio") are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-004685) on June 24, 1997.

             (3) Articles Supplementary to Articles of Incorporation (adding Latin American Portfolio and increasing number of authorized shares) are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-00610) on April 15, 1998.

             (4) Articles of Amendment to Articles of Incorporation (changing name of the Fund and one of the investment advisers) are incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-000128) on January 29, 1999.

             (5) Articles Supplementary to Articles of Incorporation (adding Active International Allocation Portfolio) are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession
                    No. 0001036050-99-001484) on July 16, 1999.

             (6) Form of Articles Supplementary to Articles of Incorporation (adding Technology Portfolio) are incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

             (7) Form of Articles Supplementary to Articles of Incorporation (adding Targeted Duration Portfolio) is filed herewith.

         (b) By-laws are incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

         (c) Not applicable.

         (d) (1) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000074) on January 28, 1998.

             (2) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP ("MAS") with respect to the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios is incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-000128) on January 29, 1999.


             (3) Supplement to Investment Advisory Agreement (adding Latin American Portfolio) is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the

                    Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

             (4) Supplement to Investment Advisory Agreement (adding Active International Allocation Portfolio) is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

             (5) Form of Supplement to Investment Advisory Agreement (adding Technology Portfolio) is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

             (6) Form of Supplement to Investment Advisory Agreement (adding Targeted Duration Portfolio) is filed herewith.

         (e) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

         (f) Not applicable.

         (g) (1) Domestic Mutual Fund Custody Agreement between Registrant and Chase Manhattan Bank, N.A. is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

             (2) Form of International Custody Agreement between the Registrant and Morgan Stanley Trust Company (as assumed by The Chase Manhattan Bank) is incorporated by reference to
                    Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-005973) on September 16, 1996.

         (h) (1) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. is incorporated by reference to Exhibit h(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

             (2) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP is incorporated by reference to Exhibit h(2) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

             (3) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and Chase Global Funds Services Company is incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-000128) on January 29, 1999.

             (4) Sub-Administration Agreement between Miller Anderson & Sherrerd LLP and Chase Global Funds Services Company is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

         (i) Opinion of Counsel is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A(file Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-001249) on June 8, 1999.

         (j) Consent of PricewaterhouseCoopers LLP (formerly, Price Waterhouse, LLP), Independent Accountants is incorporated by reference to Exhibit (j) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

         (k) Not applicable.

         (l) Not applicable.

         (m) Not applicable.

         (n) Not applicable.

         (o) Not applicable.

         (p) Powers of Attorney are filed herewith.

----------------------------

Item 24. Persons Controlled by or Under Common Control with Registrant

         Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

         As of July 31, 1999 Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation located at 1585 Broadway, New York, New York 10036, owned of record 37% of the outstanding voting securities of the Asian Equity Portfolio. MSDW will vote shares of the Portfolios that it owns in the same proportion as shares of the Portfolios are voted by insurance companies. Insurance companies vote shares of the Portfolios held in their separate accounts in accordance with voting instructions of their variable annuity contract and variable life insurance policy owners. Accordingly, MSDW is not viewed as in control of the Portfolios and therefore MSDW's affiliates are not viewed as under common control with the Portfolios.

Item 25. Indemnification

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

         Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

         Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

         Reference is made to the caption "Management of the Fund--Investment Advisers" in the Prospectuses constituting Part A which is incorporated by reference to this Registration Statement and "Management of the Fund" in Part B which is incorporated by reference to this Registration Statement.

    Listed below are the officers and Directors of Morgan Stanley Dean Witter Investment Management Inc.:


    Name and Position with MSDW
     Investment Management Inc.              Name of other Company              Position with Other Company
     --------------------------              ---------------------              ---------------------------
Barton M. Biggs                       Morgan Stanley & Co. Incorporated        Managing Director
Chairman, Director and Managing
Director

Dennis G. Sherva                      Morgan Stanley & Co. Incorporated        Managing Director
Director and Managing Director

Harold J. Schaaff, Jr.                Morgan Stanley & Co. Incorporated        Principal
General Counsel, Secretary and
Principal

Donald P. Ryan                        Morgan Stanley & Co. Incorporated        Principal
Compliance Officer and Principal

Alexander C. Frank                    Morgan Stanley & Co.                     Managing Director
Treasurer                             Incorporated

Marna C. Whittington                  Miller Anderson & Sherrerd, LLP          Executive Committee Member
Chief Operating Officer, Managing
Director and Member of Executive
Committee

Richard B. Worley                     Miller Anderson & Sherrerd, LLP          Portfolio Manager and Executive
President, Director and Member of                                              Committee Member
Executive Committee
                                      MAS Fund Distribution, Inc.              Registered Representative

                                      Morgan Stanley & Co. Incorporated        Managing Director

Peter D. Caldecott                    Morgan Stanley Dean Witter               Managing Director
Managing Director and Member of       Investment Management Limited
Executive Committee

Thomas L. Bennett                     Morgan Stanley & Co. Incorporated        Managing Director
Member of Executive Committee and
Portfolio
Manager
                                      MAS Fund Distribution, Inc.              Director

                                      Miller Anderson & Sherrerd, LLP          Portfolio Manager

Frank P. L. Minard                    Morgan Stanley & Co. Incorporated        Managing Director
Managing Director and Member of
Executive Committee

Alan E. Goldberg                      Morgan Stanley & Co. Incorporated        Managing Director
Member of Executive Committee

     In addition, MSDW Investment Management acts as investment adviser or sub-adviser to the following registered investment companies: American Advantage International Equity Fund; Fountain Square International Equity Fund; The Latin American Discovery Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Dean Witter Africa Investment Fund, Inc.; Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.; Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.;

Morgan Stanley Dean Witter Emerging Markets Fund, Inc.; Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.; The Morgan Stanley Dean Witter High Yield Fund, Inc.; Morgan Stanley Dean Witter Eastern Europe Fund, Inc.(formerly, Morgan Stanley Russia and New Europe Fund Inc.); Morgan Stanley Dean Witter India Investment Fund, Inc.; certain portfolios of Morgan Stanley Dean Witter Universal Funds, Inc.; Morgan Stanley Dean Witter Strategic Adviser Fund, Inc.; The Pakistan Investment Fund, Inc.; The Thai Fund, Inc.; The Turkish Investment Fund, Inc.; Aggressive Growth and Asset Allocation Fund, Inc.; Accounts of Principal Variable Contracts Fund, Inc.; certain portfolios of the SunAmerica Series Trust; Fortis Series Fund, Inc. - Global Asset Allocation Series; Morgan Stanley Dean Witter International Fund; Morgan Stanley Dean Witter International SmallCap Fund; Morgan Stanley Dean Witter Pacific Growth Fund, Inc.; Morgan Stanley Dean Witter Real Estate Fund; Morgan Stanley Dean Witter Variable Investment Series - Pacific Growth Portfolio; Morgan Stanley Dean Witter Japan Fund, Inc.; Morgan Stanley Dean Witter European Growth Fund Inc.; Morgan Stanley Dean Witter Variable Investment Series - European Growth Portfolio; Morgan Stanley Dean Witter Growth Fund; Morgan Stanley Dean Witter Select Dimensions Investment Series -- The Growth Portfolio; Morgan Stanley Dean Witter Worldwide High Income Fund; Endeavor Series Trust Endeavor Money Market Portfolio; Endeavor Series Trust - Endeavor Asset Allocation Portfolio; EQ Advisors Trust - Morgan Stanley Dean Witter Emerging Markets Equity Portfolio; Frank Russell Investment Company - Diversified Equity Fund; Frank Russell Investment Company - Equity I Fund; NASL Series Trust - Global Equity Trust; New England Zenith Fund
- Morgan Stanley Dean Witter International Magnum Equity Series; North American Funds - Global Equity Fund; Pacific Select Fund The International Portfolio; Pacific Select Fund - Real Estate Investment Trust ("REIT") Portfolio; SEI Institutional Investments Trust - Emerging Markets Equity Fund; SEI Institutional International Trust - Emerging Markets Equity Portfolio; Style Select Series Inc. - Large Cap Blend Portfolio; TCW/DW Emerging Markets Opportunities Trust; Van Kampen World Portfolio Series Trust - Global Government Securities Fund; Van Kampen Life Investment Trust - Global Equity Fund; Van Kampen Life Investment Trust - Real Estate Securities Fund; Van Kampen Global Managed Assets Fund; Van Kampen Real Estate Securities Fund; certain portfolios of the Van Kampen Series Fund, Inc.

     MAS is a Pennsylvania limited liability partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors as well as serving as investment adviser to MAS Funds, a registered investment company.

Name and Position with MSDW                 Name of Other Company                    Position with Other Company
Investment Management Inc.                  ---------------------                    ---------------------------
--------------------------
Richard Brown Worley                        Morgan Stanley & Co. Incorporated        Managing Director
   Portfolio Manager                        Morgan Stanley Dean Witter Investment    Portfolio Manager
   Executive Committee Member               Management Inc.
                                            MAS Fund Distribution, Inc.              Registered Representative

Thomas Leonard Bennett                      Morgan Stanley Dean Witter Universal     Director
  Portfolio Manager                         Funds, Inc.                              Managing Director
  Executive Committee Member                Morgan Stanley & Co. Incorporated        Portfolio Manager
                                            Morgan Stanley Dean Witter Investment
                                            Management Inc.                          Chairman
                                            MAS Funds                                Director
                                            MAS Fund Distribution, Inc.

Gilbert Schlarbaum                          Morgan Stanley & Co. Incorporated        Managing Director
  Portfolio Manager                         Morgan Stanley Dean Witter Investment    Portfolio Manager
  Executive Committee Member                Management Inc.
                                            MAS Fund Distribution, Inc.              Director


Robert J. Marcin                            Morgan Stanley Dean Witter Investment    Portfolio Manager
  Portfolio Manager                         Management Inc.                          Managing Director
  Executive Committee Member                Morgan Stanley & Co. Incorporated        Registered Representative
                                            MAS Fund Distribution, Inc.

Marna C. Whittington                        Morgan Stanley & Co. Incorporated        Managing Director
  Executive Committee Member                MAS Fund Distribution, Inc.              CEO
                                            Rohm Haas                                Director

Item 27. Principal Underwriters

     (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

         Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Institutional Fund, Inc. and Morgan Stanley Dean Witter Strategic Adviser Fund, Inc.

     (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 20.


Name and Principal Business            Position and Offices with Principal     Position and Offices with
Address*                               Underwriter                             Registrant
---------------------------            -----------------------------------     -------------------------
Barton M. Biggs                        Chairman and Director                   Chairman and Director

Bruce D. Fiedorek                      Director and Vice Chairman

Richard B. Fisher                      Director and Chairman of the Board

Takeo Kani                             Director

Peter F. Karches                       Director and President and Chief
                                       Operating Officer

John J. Mack                           Director

Robert A. Metzler                      Director

Stephan F. Newhouse                    Director and Vice Chairman

Ralph L. Pellechio                     Director and General Counsel and
                                       Secretary

Joseph R. Perella                      Director

Robert G. Scott                        Director and Chief Financial Officer

John S. Wadsworth, Jr.                 Director

Sir David Alan Walker                  Director

J. Steven W. Ward                      Director

*Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Item 28. Location of Accounts and Records

         State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

         The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798; and the Registrant's custodian banks, including sub-custodians.

Item 29. Management Services

         Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B, disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

         Each of MSDW Investment Management and MAS have entered into Sub-Administration Agreements with Chase Global Funds Services Companies ("Chase") (filed as Exhibit Nos. 9(c) and 9(d) to Pre-Effective Amendment No.1 to the Registration Statement) pursuant to which Chase will provide fund administration, fund accounting and transfer agency services to specified Portfolios of the Registrant.

Item 30. Undertakings

         In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3)[15U.S.C. 80a-14(a)(3)].

    (a)  Not Applicable.

    (b) Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

    (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on August 16, 1999.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                   By:     /s/Michael F. Klein
                           -----------------------
                           Michael F. Klein
                           President and Director


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                         Title(s)                             Date
---------                                         --------                             ----

  /s/ Michael F. Klein                         Director, President               August 16, 1999
------------------------------------           (Chief Executive
Michael F. Klein                               Officer)


*/s/ Barton M. Biggs                           Director (Chairman)               August 16, 1999
------------------------------------
Barton M. Biggs

*/s/ Fergus Reid                               Director                          August 16, 1999
------------------------------------
Fergus Reid

*/s/ Frederick O. Robertshaw                   Director                          August 16, 1999
------------------------------------
Frederick O. Robertshaw

*/s/ Andrew McNally, IV                        Director                          August 16, 1999
---------------------------
Andrew McNally, IV

*/s/ John D. Barrett, II                       Director                          August 16, 1999
------------------------------------
John D. Barrett, II

*/s/ Gerard E. Jones                           Director                          August 16, 1999
------------------------------------
Gerard E. Jones

*/s/ Samuel T. Reeves                          Director                          August 16, 1999
------------------------------------
Samuel T. Reeves

/s/ Belinda Anne Brady                         Treasurer                         August 16, 1999
------------------------------------
Belinda Anne Brady


*By:    /s/Michael F. Klein
        ----------------------------
        Michael F. Klein
        Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
Exhibit
Number
-------
                               Description
                               -----------
      (a)(1)        Articles of Incorporation are incorporated by reference to
                    Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

         (2) Articles of Amendment to Articles of Incorporation (changing "Growth Portfolio" to "Equity Growth Portfolio") are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-004685) on June 24, 1997.

         (3) Articles Supplementary to Articles of Incorporation (adding Latin American Portfolio and increasing number of authorized shares) are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-00610) on April 15, 1998.

         (4) Articles of Amendment to Articles of Incorporation (changing name of the Fund and one of the investment advisers) are incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-000128) on January 29, 1999.

         (5) Articles Supplementary to Articles of Incorporation (adding Active International Allocation Portfolio) are incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

         (6) Form of Articles Supplementary to Articles of Incorporation (adding Technology Portfolio) are incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

EX-99    (7)        Form of Articles Supplementary to Articles of Incorporation
                    (adding Targeted Duration Portfolio) are filed herewith.


      (b) By-laws are incorporated by reference to Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002517) on May 1, 1996.

      (c) Not applicable.

      (d)(1) Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. ("MSAM") with respect to the Money Market, Emerging Markets Debt, Equity Growth, U.S. Real Estate, Global Equity, International Magnum, Emerging Markets Equity and Asian Equity Portfolios is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000074) on January 28, 1998.

         (2) Investment Advisory Agreement between Registrant and Miller Anderson & Sherrerd, LLP ("MAS") with respect to the Fixed Income, High Yield, International Fixed Income, Balanced, Multi-Asset-Class, Value, Core Equity, Mid Cap Growth and Mid Cap Value Portfolios is incorporated by reference to

                    Exhibit d(2) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No.
                    0001036050-99-000128) on January 29, 1999.

         (3) Supplement to Investment Advisory Agreement (adding Latin American Portfolio) is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

         (4) Supplement to Investment Advisory Agreement (adding Active International Allocation Portfolio) is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

         (5) Form of Supplement to Investment Advisory Agreement (adding Technology Portfolio) is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-001484) on July 16, 1999.

EX-99    (6)        Form of Supplement to Investment Advisory Agreement (adding
                    Targeted Duration Portfolio) is filed herewith.

      (e) Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000610) on April 15, 1998.

      (f) Not applicable.

      (g)(1) Domestic Mutual Fund Custody Agreement between Registrant and Chase Manhattan Bank, N.A. is incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

         (2) Form of International Custody Agreement between the Registrant and Morgan Stanley Trust Company (as assumed by The Chase Manhattan Bank) is incorporated by reference to
                   Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-005973) on September 16, 1996.

      (h)(1) Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. is incorporated by reference to Exhibit h(1) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

         (2) Administration Agreement between Registrant and Miller Anderson & Sherrerd, LLP is incorporated by reference to Exhibit h(2) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

         (3) Sub-Administration Agreement between Morgan Stanley Asset Management Inc. and Chase Global Funds Services Company is incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-0313 and 811-7607), as
                   filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001036050-99-000128) on January 29, 1999.

         (4) Sub-Administration Agreement between Miller Anderson & Sherrerd LLP and Chase Global Funds Services Company is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

      (i) Opinion of Counsel is incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A(file Nos. 333-3013 and 811-7607) as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-99-001249) on June 8, 1999.

      (j) Consent of PricewaterhouseCoopers LLP (formerly, Price Waterhouse,
          LLP), Independent Accountants is incorporated by reference to Exhibit
          (j) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-3013 and 811-7607), as filed with the Securities and Exchange Commission via EDGAR (Accession # 0001036050-99-000715) on April 1, 1999.

      (k) Not applicable.

      (l) Not applicable.

      (m) Not applicable.

      (n) Not applicable.

      (o) Not applicable.

EX-99 (p) Powers of Attorney are filed herewith.